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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2005 (March 14, 2005)

MQ ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	333-101399 (Commission File Number)	52-2148018 (I.R.S. Employer Identification Number)
4300 North Point Parkway Alpharetta, Georgia 30022 (Address of Principal Executive Office, including Zip Code)
(770) 300-0101 (Registrant's telephone number, including area code)
N.A. (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    Entry into a Material Definitive Agreement.

        MQ Associates, Inc. ("MedQuest") has entered into a consulting agreement dated as of March 14, 2005 with Donald C. Tomasso, pursuant to which Mr. Tomasso has been retained as interim Chairman and Chief Executive Officer effective immediately. Mr. Tomasso will be paid $2,000 per day plus reimbursement of expenses. The consulting agreement may be terminated at any time by either party upon written notice to the other party.

        As contemplated in the Current Report on Form 8-K filed by MedQuest on February 18, 2005, MedQuest has also entered into a consulting agreement dated as of March 14, 2005 with Argus Management Corp. ("Argus") and John Haggerty, the current interim Chief Financial Officer of MedQuest. Mr. Haggerty has been serving as interim Chief Financial Officer of MedQuest since February 18, 2005. Pursuant to the consulting agreement, MedQuest will pay Argus $375 per hour for services rendered by Mr. Haggerty, not to exceed 45 hours per week, plus reimbursement of expenses for services rendered. The consulting agreement may be terminated at any time by either MedQuest or Argus upon written notice to the other party.

ITEM 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On March 14, 2005, the Board of Directors of MedQuest placed Gene Venesky, the Chief Executive Officer, and J. Kenneth Luke, the President, on paid administrative leave with full compensation pursuant to their respective employment agreements with MedQuest. Each leave is temporary pending resolution of the ongoing review by the Board's Audit Committee of likely writedowns of net patient receivables for 2004 and potentially for prior periods, which was previously disclosed in the Current Report on Form 8-K filed by MedQuest on February 15, 2005. There has been no determination of improper conduct on the part of Mr. Venesky or Mr. Luke, but the Board believes this action is advisable to facilitate the Audit Committee's independent review.

        On March 14, 2005, the Board appointed Donald C. Tomasso, 59, as interim Chairman and Chief Executive Officer of MedQuest. Mr. Tomasso has been a director of MedQuest since December 2002. In addition, Mr. Tomasso is Chairman of the Audit Committee. From April 2000 to the present, he has been the Chairman of Metro Offices, Inc., a provider of workplace solutions for entrepreneurs, small to medium-sized corporations and the mobile workforce of large corporations. From 1998 to the present, Mr. Tomasso has also been the President and a co-founder of Scarlet Oak Investments, LLC, a private equity investment firm. From 1991 to 1998, Mr. Tomasso was President of Manor Care Health Services, Inc., a provider of skilled nursing care, assisted living facilities and senior support services, while also serving as Chairman and Chief Executive Officer of Vitalink Pharmacy Services, Inc. from 1991 to 1996. Prior to joining Manor Care Health Services, Inc., Mr. Tomasso had held various positions with Marriott Corporation, most recently serving as Executive Vice President and General Manager of Marriott's Roy Rogers Restaurant business unit from 1986 to 1990. Mr. Tomasso is a member of the Board of Advisors of Drexel University LeBow College of Business and the Washington College Presidents Advisory Council. Mr. Tomasso received his B.S. in Commerce and Engineering, his Masters Degree in Environmental Engineering and his M.B.A. from Drexel University. Pursuant to the stockholders' agreement, Mr. Tomasso is the designee of the majority of the stockholders of MedQuest.

ITEM 8.01.    Other Events

        As previously disclosed by MedQuest in its Current Report on Form 8-K dated February 15, 2005, the Audit Committee of the Board of Directors is engaged in a review of the valuation of the net patient receivables as presented in MedQuest's historical financial statements. The Audit Committee has retained outside legal counsel, a public accounting firm and managerial consultants to assist it in this process. The results of the review conducted to date indicate that the allowance for contractual

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adjustments and doubtful accounts for patient receivables has been understated. Although no final determination has been made, based on advice from its outside advisors, the Audit Committee estimates on a preliminary basis that the allowance for contractual adjustments and doubtful accounts is understated by $35—$40 million in the aggregate as of December 31, 2004, resulting in an overstatement of net patient receivables by the same amount. Although the Audit Committee believes, based on advice from its outside advisors, that a portion of the patient receivables affected were recorded in prior periods, the Audit Committee has not yet determined or been advised whether the amounts in question represent a change in estimate or an accounting error and accordingly has made no determination regarding the impact on MedQuest's previously filed financial statements. The amount referenced above remains subject to change pending completion of the Audit Committee's review. In addition, MedQuest's independent auditor, PricewaterhouseCoopers, has not yet reviewed the analysis and data that is the subject of this review.

        As previously disclosed, MedQuest has obtained a limited waiver from the lenders under its Senior Credit Facility that is scheduled to expire on March 31, 2005. The waiver, among other things, permits MedQuest to borrow up to an additional $5 million under its revolving credit facility. As of the date of this report, MedQuest has not drawn any portion of this permitted amount and has paid all interest due under its indebtedness. MedQuest is currently in discussions with the Administrative Agent under its Senior Credit Facility to secure an extension of such limited waiver from its lender group to allow the Audit Committee to complete its review and to negotiate any needed permanent waiver, including with respect to financial covenant compliance and any failure to make timely delivery to the lenders of MedQuest's audited financial statements for the 2004 fiscal year, SEC reports and 2005 operating budget. Failure to obtain such extension and/or permanent waiver could result in a default and/or an event of default under MedQuest's Senior Credit Facility. There can be no assurance that MedQuest will be able to obtain any extension or permanent waiver under the Senior Credit Facility in the future. The failure to do so would have a material adverse effect on MedQuest.

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        This Current Report on Form 8-K contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements regarding MedQuest's future growth and profitability, growth strategy and trends in the industry in which it operates. These forward-looking statements are based on MedQuest's current expectations and are subject to a number of risks, uncertainties and assumptions. MedQuest can give no assurance that such forward-looking statements will prove to be correct. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are the uncertainty concerning the amount and timing of patient receivable writedowns, the ultimate findings of the Audit Committee's review (including any new information or additional issues that may arise during the course of such review), the ability of MedQuest to negotiate an extension of the limited waiver and/or obtain a permanent waiver under the Senior Credit Facility, the reaction of MedQuest's other creditors, customers and suppliers to the matters discussed in this report, general economic and business conditions, the effect of healthcare industry trends on third-party reimbursement rates and demand for MedQuest's services, limitations and delays in reimbursement by third-party payors, changes in governmental regulations that affect MedQuest's ability to do business, actions of its competitors, introduction of new technologies, risks associated with its acquisition strategy and integration costs, and the additional factors and risks contained in its Registration Statement on Form S-4 declared effective on October 14, 2004 as well as other periodic reports filed with the Securities and Exchange Commission.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MQ ASSOCIATES, INC.
Dated: March 14, 2005
	By:	/s/ JOHN HAGGERTY Name: John Haggerty Title: Interim Chief Financial Officer

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